SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

April 16, 2008
Date of Report (Date of earliest event reported)

UNITED SECURITY BANCSHARES
(Exact Name of Registrant as Specified in its Charter)

California
(State or Other Jurisdiction of Incorporation)

000-32987	91-2112732
(Commission	(IRS Employer
File Number)	Identification No.)

2126 Inyo Street, Fresno, CA	93721
(Address of Principal Executive Office)	(Zip Code)

559-248-4943
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On April 16, 2008, United Security Bancshares issued a press release reporting its financial results for the quarter ended March 31 2008. A copy of such press release is attached, and incorporated herein by reference as Exhibit 99.1

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

EXHIBIT #
99.1	Press release of United Security Bancshares dated April 16, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

United Security Bancshares

Date: April 16, 2008	By:	/s/ Ken Donahue
Senior Vice President &
Chief Financial Officer

EXHIBIT INDEX

EXHIBIT #	DESCRIPTION

99.1	Press release of United Security Bancshares dated April 16, 2008